SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): April 15, 2004

                                IPIX CORPORATION
                                ----------------
             (Exact name of registrant as specified in its charter)


          DELAWARE                   000-26363                  52-2213841
          --------                   ---------                  ----------
      (State or other               (Commission               (IRS Employer
jurisdiction of incorporation)      File Number)          Identification Number)


3160 CROW CANYON ROAD, SAN RAMON, CALIFORNIA                           94583
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code:               (925) 242-4002
---------------------------------------------------               --------------

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 7:  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
         INFORMATION AND EXHIBITS.

         (c)  Exhibits

Exhibit
Number                              Description
-------                             -----------
99.1                       Press Release dated April 15, 2004


ITEM 12: RESULTS OF OPERATIONS AND FINANCIAL CONDITION

The following information is furnished pursuant to Item 12, "Disclosure of Results of Operations and Financial Condition" and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

On April 15, 2004, IPIX Corporation issued a press release announcing its financial results for the quarter ended March 31, 2004. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNET PICTURES CORPORATION

Dated:  April 16, 2004
                                           /s/ Paul Farmer
                                           ---------------------
                                           Paul Farmer
                                           Chief Financial Officer

                                  Exhibit Index


Exhibit
Number                            Description
-------                    --------------------------
99.1                    Press Release dated April 15, 2004

                                                                    IR Contact:
                                                                    ------------
                                                                Paul Farmer, CFO
                                                                 (925) 242- 4002
                                                                    CFO@ipix.com


                   IPIX REPORTS RESULTS FOR first quarter 2004

OAK RIDGE, TN/SAN RAMON, CA - April 15, 2004 - IPIX Corporation (NASDAQ: IPIX), a leader in mission-critical imaging solutions, today announced financial results for the quarter ended March 31, 2004. For the quarter, revenue was $0.7 million, net loss available for common shareholders was $3.6 million and fully diluted loss per common share was $0.41. A comparison of 2004 financial results to prior periods is not useful since prior periods reflect revenue from the Company's commercial agreement with eBay which ended in 2003.

"During the first quarter, we focused on bringing new products to market and developing our sales channels. I am very pleased with the results," Don Strickland, IPIX(TM) president and CEO said. "At the end of March 2004 we launched IPIX Security with the introduction of the award winning CommandView(TM) family of video surveillance cameras."

IPIX finished the first quarter of 2004 with approximately $9 million in cash reserves (cash and cash equivalents, short-term restricted investments, long-term restricted cash and short-term investments) and began the second quarter by generating approximately $8 million in cash from the sale of its common stock (from previously disclosed April 5, 2004 private investments and from stock option exercises). The Company has three business units all at different stages in their development. Management expects to continue to make significant investments in the development, sale and marketing of new products for the security market and in the image management (Ad Technologies) business.

About IPIX

IPIX  Corporation is a leader in  mission-critical  imaging  solutions for three core markets: Full-360 degree government and commercial video security; 360-degree panoramic photography and movies; and self service on-line and off-line advertising. IPIX's extensive intellectual property covers patents for immersive imaging, video and surveillance applications. IPIX is headquartered in Oak Ridge, Tennessee, with co-headquarters in San Ramon, California. www.ipix.com

                                      # # #

IPIX and CommandView are trademarks and service marks of IPIX Corporation.

This press release may contain forward-looking information within the meaning of
Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, and is subject to the safe harbors under those sections. In some cases, you can identify forward-looking statements by terminology such as "expect," "believe," "may," "will," "plans" and "anticipate," or the negative of such terms or comparable terminology. Forward-looking statements appearing herein include statements concerning operating and profitability plans and goals and restructuring efforts, and are based on current expectations.

Actual results may differ materially from those projected in the forward-looking statements based upon a number of factors including:

(i)      our loss of existing, or an inability to attract new customers,
(ii)     changes in the demand for our products and services,
(iii)    our rate of revenue growth,
(iv)     our ability to control or affect reductions in costs,
(v) our ability to design, manufacture and deliver high quality products in a timely fashion,
(vi)     uncertainty regarding our ability to continue as a going concern,
(vii) our third-party supplier's ability to deliver high quality components to us in a timely fashion,
(viii)   technological changes,
(ix)     general economic, financial or market changes or developments and
(x)      the conversion of our Series B Preferred Stock into common stock.

The matters discussed in this press release also involve risks and uncertainties described from time to time in documents filed with the Securities and Exchange Commission, including but not limited to Form 10-Ks, Form 10-K/As, Form 10-Qs and Form 8-Ks (www.sec.gov).

                                IPIX CORPORATION
                      CONDENSED CONSOLIDATED BALANCE SHEETS


                                                                                                       December 31,    March 31,
                                                                                                           2003          2004
                                                                                                     ---------------  -----------
                                                                                                            (1)       (unaudited)
(In thousands)

ASSETS
Cash and cash equivalents.........................................................................     $    10,241  $      6,981
Restricted short term investments.................................................................           1,100         1,100
Short term investments............................................................................             331           331
Accounts receivable, net..........................................................................             261           364
Inventory, net....................................................................................             398           503
Prepaid expenses and other current assets.........................................................           1,523         1,760
                                                                                                       -----------  ------------
      Total current assets........................................................................          13,854        11,039
Computer hardware, software and other, net........................................................           1,578         1,327
Restricted cash and other long term assets........................................................             852           718
                                                                                                       -----------  ------------
      Total assets................................................................................     $    16,284  $     13,084
                                                                                                       ===========  ============

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
Accounts payable..................................................................................     $       612  $        402
Accrued liabilities...............................................................................           3,342         3,279
Deferred revenue..................................................................................              76            69
Current portion of obligations under capital leases...............................................             608           390
                                                                                                       -----------  ------------
      Total current liabilities...................................................................           4,638         4,140
Other long term liabilities.......................................................................             181            70
                                                                                                       -----------  ------------
         Total liabilities........................................................................           4,819         4,210
                                                                                                       -----------  ------------

STOCKHOLDERS' EQUITY:
Preferred stock (Aggregate liquidation value: $23,716 in 2003 and $24,116 in 2004)................
                                                                                                                 1             1
Common stock......................................................................................               9             9
Class B common stock..............................................................................              --            --
Additional paid-in capital........................................................................         515,186       515,805
Accumulated deficit...............................................................................        (503,731)     (506,941)
                                                                                                       ------------ -------------
      Total stockholders' equity..................................................................          11,465         8,874
                                                                                                       -----------  ------------

      Total liabilities and stockholders' equity..................................................     $    16,284  $     13,084
                                                                                                       ===========  ============

      ----------------------

      (1) The December 31, 2003 balances were derived from the audited financial statements.

                                IPIX CORPORATION
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS


                                                                                             Three months ended
                                                                                                  March 31,
                                                                                        ---------------------------
                                                                                             2003           2004
                                                                                        --------------  -----------
                         (In thousands, except per share data)                                  (unaudited)

Revenue:
Ad Technologies..................................................                          $   5,602       $    246
InfoMedia........................................................                                784            474
Security.........................................................                                  5              2
                                                                                           ---------       --------
   Total revenue.................................................                              6,391            722
                                                                                           ---------       --------
Cost of revenue:
Ad Technologies..................................................                              1,782            678
InfoMedia........................................................                                338            297
Security.........................................................                                  4              1
                                                                                           ---------       --------
   Total cost of revenue.........................................                              2,124            976
                                                                                           ---------       --------

   Gross profit (loss)...........................................                              4,267           (254)
                                                                                           ---------       ---------

Operating expenses:
Sales and marketing..............................................                              1,761          1,342
Research and development.........................................                              1,260            925
General and administrative.......................................                                829            693
                                                                                           ---------       --------
   Total operating expenses......................................                              3,850          2,960
                                                                                           ---------       --------

Income (loss) from operations....................................                                417         (3,214)
Other............................................................                                (49)             4
                                                                                           ----------      --------

Net income (loss)................................................                          $     368       $ (3,210)
Preferred stock dividends........................................                               (440)          (400)
                                                                                           ---------       --------

Net loss available to common stockholders........................                          $     (72)      $ (3,610)
                                                                                           =========       ========

Loss per common share, basic and diluted ........................                          $   (0.01)      $  (0.41)
Weighted average common shares, basic and diluted................                              6,813          8,901
